As filed with the Securities and Exchange Commission on January 26, 2007
                                                                       File Nos.
                                                                       033-53414
                                                                       811-07288

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No.  15                           (X)
                                -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  18                                          (X)
                 -----

                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, Including Area Code:(650) 312-2000
                                                    --------------

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [X] on February 1, 2007 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment



























FEBRUARY 1, 2007





The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



Prospectus

Franklin Strategic Mortgage Portfolio


















[Insert FRANKLIN TEMPLETON INVESTMENTS logo]
CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goal and Strategies                             2

Main Risks                                      5

Performance                                     9

Fees and Expenses                               11

Management                                      13

Distributions and Taxes                         17

Financial Highlights                            21

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Sales Charges                                   23

Buying Shares                                   29

Investor Services                               32

Selling Shares                                  36

Exchanging Shares                               39

Account Policies                                46

Questions                                       54


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover




THE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in mortgage securities. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in mortgage securities. The Fund normally focuses its investments in mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS).

[Begin callout]
The Fund normally focuses its investments in mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.
[End callout]

Most of the mortgage securities in which the Fund invests are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. ALTHOUGH FANNIE MAE AND FREDDIE MAC ARE CHARTERED BY ACTS OF CONGRESS, THEIR SECURITIES ARE BACKED ONLY BY THE CREDIT OF THE RESPECTIVE INSTRUMENTALITY AND ARE NOT ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT. The U.S. Department of the Treasury, however, has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund also will invest in other types of mortgage securities including, but not limited to, certain ARMS, commercial mortgage-backed securities (CMBS), home equity loan asset-backed securities (HELs), manufactured housing asset-backed securities (MHs), and collateralized mortgage obligations (CMOs), as well as in other mortgage-related asset-backed securities. These securities may include non-U.S. dollar denominated foreign securities. Some of the mortgage securities in which the Fund invests may be issued or guaranteed by private issuers. The Fund also may invest in U.S. Treasury securities.
The Fund may invest a small portion of its assets directly in mortgage loans.

The Fund may invest up to 20% of its assets in foreign securities. The Fund currently intends to limit its investments in non-U.S. dollar denominated foreign mortgage securities to 10% or less of its total assets. The Fund may seek to hedge against currency risks from time to time, including forward currency exchange contracts.


At least 65% of the Fund's total assets will be invested in securities rated AAA by Standard & Poor's Ratings Group (S&P(R)) or Fitch, or Aaa by Moody's Investors Services (Moody's), respectively, or, if unrated, will be deemed to be of comparable quality by the manager. As to the remaining 35% of the Fund's assets: (i) at least 20% of the portfolio securities will be rated at least BBB by S&P or Fitch, or Baa by Moody's, respectively, or, if unrated, will be deemed to be of comparable quality by the manager; and, (ii) up to 15% may be invested in securities rated below BBB by S&P or Fitch, or Baa by Moody's, respectively, or, if unrated, will be deemed to be of comparable quality by the manager. In the event the rating of an issue is changed by the ratings service or the security goes into default, the Fund will consider that event in its evaluation of the overall investment merits of that security, but will not necessarily dispose of the security immediately.

The Fund may invest up to 33% of its gross assets in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund earns money on a mortgage dollar roll from any difference between the sale price and the future purchase price, as well as the interest earned on the cash proceeds of the initial sale. The Fund will invest only in covered mortgage dollar rolls, meaning that the Fund establishes a segregated account with liquid securities equal in value to the securities it will repurchase.


The Fund may buy securities on a "when-issued" or "delayed delivery" basis. This means that the securities will be paid for and delivered to the Fund at a future date, generally in 30 to 45 days.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include repurchase agreements, money market securities, short-term debt securities, and money market fund shares. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

INTEREST RATE

When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes. Loan rates on adjustable rate securities lag behind changes in market rates. If the Fund holds these securities, its net asset value may vary to the extent the current interest rate on these securities differs from market interest rates during periods between the interest rate reset dates.

[Begin callout]
Changes in interest rates affect the prices of the Fund's mortgage securities. If rates rise, the price of the Fund's mortgage securities may fall and so too may the Fund's share price. If rates fall, mortgage holders may refinance their mortgage loans at lower interest rates. This means you could lose money.
[End callout]

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES

Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage-backed securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage-backed securities and extend their life. This could cause the price of the mortgage-backed securities and the Fund's share price to fall and would make the mortgage-backed securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CREDIT


An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or a security's credit rating may affect a security's price and, thus, impact Fund performance. Securities rated below BBB by S&P or Fitch or below Baa by Moody's and unrated securities of comparable quality, are considered to be below investment grade and are sometimes referred to as "junk bonds." These securities generally have more credit risk than higher-rated securities. While securities directly issued or guaranteed by the U.S. Treasury and agencies and instrumentalities that are backed by the full faith and credit of the U.S. government present little credit risk, securities issued or guaranteed by other agencies or instrumentalities or by private issuers may have greater credit risk. Although the U.S. Department of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations, there is no guarantee that such support would be provided. Consequently, securities issued or guaranteed by Fannie Mae or Freddie Mac may still involve a risk of non-payment of principal and interest.


FOREIGN SECURITIES

Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the Fund takes the risk that the market price of the mortgage-backed securities will drop below their future purchase price. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). When the Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. Mortgage dollar rolls add leverage to the Fund's portfolio and increase the Fund's sensitivity to interest rate changes.

DERIVATIVE SECURITIES


CMOs, swap contracts and foreign currency exchange contracts are considered derivative investments. Some mortgage-related asset-backed securities may also be considered derivative investments. The performance and value of derivative investments depends, at least in part, on the performance or value of an underlying asset. Derivative securities involve costs, may be volatile, and may involve a small investment relative to the amount of risk assumed. Their successful use will depend on the manager's ability to gauge market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Mortgage securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.


ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


8.99%  7.55%  1.49%  11.93%  8.37%  8.85%  2.88%  4.53%  2.27%  4.60%
---------------------------------------------------------------------
  97     98     99      00     01     02     03     04     05     06
                          YEAR

Best Quarter:                             Q4  '00    4.31%
Worst Quarter:                            Q2  '04    -0.93%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006



                                 1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Franklin Strategic Mortgage
  Portfolio(2)
Return Before Taxes                 0.15%      3.69%      5.63%
Return After Taxes on              -1.63%      1.68%      3.20%
Distributions
Return After Taxes on               0.06%      1.95%      3.29%
Distributions and Sale of
Fund Shares
Citigroup Mortgage Index(3)         5.17%      4.90%      6.18%
(index reflects no deduction
for fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Citigroup Mortgage Index, a component of the Citigroup U.S. Broad Investment Grade Bond Index, is a total return index that includes approximately 179 Ginnie Mae, Fannie Mae and Freddie Mac issues. It includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



---------------------------------------------------------------
Maximum sales charge (load) as a           4.25%(2)
percentage of offering price
  Load imposed on purchases                4.25%(2)
  Maximum deferred sales charge (load)     None
Redemption fee on shares sold within 7     2.00%
calendar days following their purchase
date(1)

Please see "Sales Charges" on page 23 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


---------------------------------------------------------------
Management fees(3)                                0.40%
Distribution and service
(12b-1) fees                                      None
Other expenses                                    0.16%
Acquired fund fees and expenses                   0.01%
Total annual Fund operating expenses(3)           0.57%
                                           --------------------
Management fee reduction(3)                      -0.01%
                                           --------------------
Net annual Fund operating expenses(3,4)           0.56%
                                           --------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. For the fiscal year ended September 30, 2006, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
4. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------------------------------------
                                 $479      $594     $719     $1,085

MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $552 billion in assets.


The Fund is managed by a team of dedicated professionals focused on investments in the general mortgage securities market. The portfolio managers of the team are as follows:


ROGER BAYSTON CFA, SENIOR VICE PRESIDENT OF ADVISERS Mr. Bayston has been a manager of the Fund since 1993. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991.

PAUL VARUNOK, VICE PRESIDENT OF ADVISERS
Mr. Varunok has been a manager of the Fund since 2001, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

DAVID YUEN CFA, PORTFOLIO MANAGER OF ADVISERS
Mr. Yuen has been a manager of the Fund since 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2000.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended September 30, 2006, management fees, before any reduction, were 0.40% of the Fund's average monthly net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.39% of its average monthly net assets to the manager for its services. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended March 31.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or after November 15, 2006. After publication and comment, the proposed distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will beg

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS


The Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including, for U.S. investors, the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from nonresident alien withholding taxes because they are interest-related or short-term capital gain dividends. Distributions declared in December but paid in January are taxable as if they were paid in December.

The Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund, and Real Estate Investment Trusts (REITs) in which the Fund invests, from ascertaining with certainty until after the calendar year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information. If you receive a corrected Form 1099-DIV, use the information on this Form, and not the information on your original statement, in completing your tax returns.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's NAV of $10 per share, and the Fund makes a capital gain distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. A portion of the income dividends paid to you by the Fund may be qualified dividends subject to taxation at the long-term capital gain rates. In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Because the Fund has a higher percentage of its investments in debt securities, it is anticipated that none or only a small portion of the income dividends paid to you by the Fund may be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets). SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information.

STATE AND LOCAL TAXES. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

CERTAIN TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, the Fund serves to block UBTI from being realized by tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if the Fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in a REIT that invests in REMIC residual interests or owns a taxable mortgage pool. Tax-exempt shareholders should talk with their tax advisors about whether an investment in the Fund is a suitable investment given this potential tax consequence.

RECEIPT OF EXCESS INCLUSION INCOME BY THE FUND. Income received by the Fund from equity interests of certain mortgage pooling vehicles, either directly or through an investment in a real estate investment trust that holds such interests or qualifies as a taxable mortgage pool, is treated as "excess inclusion income." In general, this income is required to be allocated to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. The Fund must pay the tax on its excess inclusion income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that the Fund shares owned by a "disqualified organization" are held in record name by a broker-dealer or other nominee, the Fund must inform the broker-dealer or other nominee of the excess inclusion income allocable to them and the broker-dealer or other nominee must pay the tax on the portion of the Fund's excess inclusion income allocable to them on behalf of the "disqualified organizations." Excess inclusion income may not be offset with net operating losses, represents unrelated business taxable income in the hands of a tax-exempt shareholder that is not a disqualified organization, and is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Exemptions from withholding are provided for distributions designated as long-term capital gains and for ordinary dividends designated as short-term capital gains or interest-related dividends. Non-U.S. investors may also be subject to U.S. estate tax on their investment in the Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from the Fund. Each of these subjects is discussed in greater detail in the "Distributions and Taxes - Non-U.S. investors" section of the Statement of Additional Information.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.


OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                            ----------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                               2006           2005           2004           2003           2002
                                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................   $     9.73     $     9.96     $    10.06     $    10.36     $    10.27
                                                            ----------------------------------------------------------------------
Income from investment operations:

 Net investment income a ................................        0.418          0.391          0.328          0.285          0.488

 Net realized and unrealized gains (losses) .............       (0.069)        (0.123)         0.112          0.048          0.280
                                                            ----------------------------------------------------------------------

Total from investment operations ........................        0.349          0.268          0.440          0.333          0.768
                                                            ----------------------------------------------------------------------

Less distributions from:

 Net investment income ..................................       (0.489)        (0.498)        (0.540)        (0.542)        (0.596)

 Net realized gains .....................................           --             --             --         (0.091)        (0.082)
                                                            ----------------------------------------------------------------------

Total distributions .....................................       (0.489)        (0.498)        (0.540)        (0.633)        (0.678)
                                                            ----------------------------------------------------------------------

Redemption fees .........................................           -- c           -- c           -- c           --             --
                                                            ----------------------------------------------------------------------

Net asset value, end of year ............................   $     9.59     $     9.73     $     9.96     $    10.06     $    10.36
                                                            ======================================================================

Total return b ..........................................         3.73%          2.74%          4.41%          3.40%          7.79%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................   $  287,865     $  367,759     $  376,848     $  421,827     $  407,701

Ratios to average net assets:

 Expenses before waiver and payments by affiliates ......         0.55%          0.55%          0.54%          0.52%          0.54%

 Expenses net of waiver and payments by affiliates ......         0.55% d        0.55% d        0.54% d        0.52%          0.25%

 Net investment income ..................................         4.48%          3.97%          3.29%          2.79%          4.78%

Portfolio turnover rate .................................       247.03%        160.36%        245.18%        288.41%        219.99%

Portfolio turnover rate excluding mortgage dollar rolls d        38.75%         36.26%         50.14%        125.17%         87.47%


a Based on average daily shares outstanding for years ended September 30, 2002, through September 30, 2004.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c     Amount rounds to less than $0.001 per share.

d     Benefit of expense reduction rounds to less than 0.01%.

YOUR ACCOUNT

SALES CHARGES

                                THE SALES CHARGE
                                MAKES UP THIS %    WHICH EQUALS THIS
                                OF THE OFFERING    % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT     PRICE*             INVESTMENT*
--------------------------------------------------------------------
Under $100,000                      4.25               4.44
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o You, individually;
o Your spouse or domestic partner, as recognized by applicable state law;
o You jointly with your spouse or domestic partner;
o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;
o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your Social Security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or
o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or
o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or
o  Shares held in a 529 college savings plan; or
o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy shares without an initial sales charge.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

Most Franklin Templeton funds impose a CDSC on certain investments sold within 18 months. While the Fund generally does not impose a CDSC, it will do so if you sell shares that were exchanged into the Fund from another Franklin Templeton fund and those shares would have been assessed a CDSC in the other fund. The CDSC is 1% and is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. The time the shares are held in the Fund does not count towards the 18 month holding period.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 39 for exchange information).


REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

Certain Franklin Templeton funds offer multiple share classes not offered by this Fund. For purposes of this privilege, the Fund's shares are considered Class A shares.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit
(CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.


BUYING SHARES


MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans,    no minimum
SIMPLE-IRAs, SEP-IRAs, SARSEPs or
403(b) plan accounts
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members      $100
-----------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

Certain Franklin Templeton funds offer multiple share classes not offered by this Fund. Please note that for selling or exchanging your shares, or for other purposes, the Fund's shares are considered Class A shares.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 32). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
----------------------------------------------------------------------
                        OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------



THROUGH YOUR            Contact your investment   Contact your investment
INVESTMENT              representative            representative
REPRESENTATIVE
----------------------------------------------------------------------
                        If you have another       Before requesting a
BY PHONE/ONLINE         Franklin Templeton fund   telephone or online
                        account with your bank    purchase into an
(Up to $100,000         account information on    existing account,
per shareholder         file, you may open a new  please make sure we
per day)                account by phone. At      have your bank account
                        this time, a new account  information on file. If
1-800/632-2301          may not be opened online. we do not have this
                                                  information, you will
franklintempleton.com   To make a same day        need to send written
                        investment, your phone    instructions with your
NOTE: (1) CERTAIN       order must be received    bank's name and address
ACCOUNT TYPES ARE       and accepted by us by     and a voided check or
NOT AVAILABLE FOR       1:00 p.m. Pacific time    savings account deposit
ONLINE ACCOUNT          or the close of the New   slip. If the bank and
ACCESS AND (2)          York Stock Exchange,      Fund accounts do not
THE AMOUNT MAY BE       whichever is earlier.     have at least one
HIGHER FOR                                        common owner, your
MEMBERS OF                                        written request must be
FRANKLIN                                          signed by ALL fund AND
TEMPLETON VIP                                     bank account owners,
SERVICESTM.                                       and each individual
PLEASE SEE PAGE                                   must have his or her
35 FOR MORE                                       signature guaranteed.
INFORMATION
REGARDING                                         To make a same day
ELIGIBILITY.                                      investment, your phone
                                                  or online order must
                                                  be received and accepted
                                                  by us by 1:00 p.m.
                                                  Pacific time or the
                                                  close of the New York
                                                  Stock Exchange, whichever
                                                  is earlier.

----------------------------------------------------------------------
                        Make your check payable   Make your check payable
                        to Franklin Strategic     to Franklin Strategic
                        Mortgage Portfolio.       Mortgage Portfolio.
BY MAIL                                           Include your account
                        Mail the check and your   number on the check.
                        signed application to
                        Investor Services.        Fill out the deposit
                                                  slip from your account
                                                  statement. If you do
                                                  not have a slip,
                                                  include a note with
                                                  your name, the Fund
                                                  name, and your account
                                                  number.

                                                  Mail the check and
                                                  deposit slip or
                                                  note to Investor Services.
----------------------------------------------------------------------
                        Call to receive a wire    Call to receive a wire
                        control number and wire   control number and wire
                        instructions.             instructions.

BY WIRE                 Wire the funds and mail   To make a same day wire
                        your signed application   investment, the wired
1-800/632-2301          to Investor Services.     funds must be received
(or                     Please include the wire   and accepted by us by
1-650/312-2000          control number or your    1:00 p.m. Pacific time
collect)                new account number on     or the close of the New
                        the application.          York Stock Exchange,
                                                  whichever is earlier.
                        To make a same day wire
                        investment, the wired
                        funds must be received
                        and accepted by us by
                        1:00 p.m. Pacific time
                        or the close of the New
                        York Stock Exchange,
                        whichever is earlier.
----------------------------------------------------------------------
                        Call Shareholder          Call Shareholder
                        Services at               Services at
BY EXCHANGE             1-800/632-2301, or send   1-800/632-2301, or send
                        signed written            signed written
                        instructions. You also    instructions. You also
                        may place an online       may place an online
                        exchange order. The       exchange order.
                        automated telephone
franklintempleton.com   system cannot be used to  (Please see page 39 for
                        open a new account.       information on
                                                  exchanges.)
                        (Please see page 39 for
                        information on exchanges.)
----------------------------------------------------------------------


              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
                OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK,
                            AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN


This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES      1-800/632-2301
ADVISOR SERVICES          1-800/524-4040
RETIREMENT SERVICES       1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the Fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 35 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
---------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------


THROUGH YOUR
INVESTMENT
REPRESENTATIVE        Contact your investment representative
---------------------------------------------------------------
                      Send written instructions and endorsed
                      share certificates (if you hold share
BY MAIL               certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. Be sure to
                      include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
                      $100,000 or less, you do not hold share
BY PHONE/ONLINE       certificates and you have not changed
                      your address by phone or online within
1-800/632-2301        the last 15 days, you can sell your
                      shares by phone or online. The amount
franklintempleton.com may be higher for members of Franklin
                      Templeton VIP ServicesTM. Please see
                      page 35 for more information regarding
                      eligibility.

                      A check will be mailed to the name(s)
                      and address on the account, or a
                      pre-authorized secondary address. Written
                      instructions, with a signature guarantee,
                      are required to send the check to another
                      address or to make it payable to another
                      person.
---------------------------------------------------------------
                      You can call, write, or visit us online to
                      have redemption proceeds sent to a bank account.
                      See the policies at left for selling shares by
BY ELECTRONIC FUNDS   mail, phone, or online.
TRANSFER (ACH)
                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's
                      name and a voided check or savings
                      account deposit slip. If the bank and
                      Fund accounts do not have at least one
                      common owner, you must provide written
                      instructions signed by ALL fund AND
                      bank account owners, and each
                      individual must have his or her
                      signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time, proceeds
                      sent by ACH generally will be available
                      within two to three business days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
                      fund you are considering.  Prospectuses
BY EXCHANGE           are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------


FRANKLIN TEMPLETON INVESTOR SERVICES
P.O. BOX 997151,
SACRAMENTO, CA 95899-9983
CALL TOLL-FREE: 1-800/632-2301
(MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK,
AT FRANKLINTEMPLETON.COM

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.


Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. The time the shares are held in the Fund does not count towards the CDSC holding period. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund also will not count towards the CDSC holding period.


[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.


REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into the Fund without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into the Fund without any sales charge. Advisor Class shareholders who exchange their shares for shares of the Fund and later decide they would like to exchange into another fund that offers Advisor Class may do so.

MARKET TIMING TRADING POLICY

The Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share

The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o  imposing a redemption fee for short-term trading;
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of a shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS. The Fund reserves the right to close your account if the account value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).


ACCOUNT POLICIES

CALCULATING SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.


The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.


SECURITY VALUATION - PASS-THROUGH SECURITIES, CMO, ABS, MBS

Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie
Mac), other mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS), generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.


SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - OPTIONS

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

ACCOUNTS WITH LOW BALANCES


If your account has been open for more than one year and its value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. This policy does not apply to certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system.


STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 33).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS


You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION


Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.


COMMISSION (%)               ---
Investment under $100,000    4.00
$100,000 but under $250,000  2.80
$250,000 but under $500,000  2.00
$500,000 but under $1        1.60
million
$1 million or more           None

A dealer commission of up to 0.25% may be paid on NAV purchases by certain trust companies and bank trust departments, retirement plans, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.


OTHER DEALER COMPENSATION. Distributors may make payments from its own financial resources to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.


To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
SHAREHOLDER SERVICES  1-800/632-2301    5:30 a.m. to 5:00 p.m.
FUND INFORMATION      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)
RETIREMENT SERVICES   1-800/527-2020    5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES      1-800/524-4040    5:30 a.m. to 5:00 p.m.
INSTITUTIONAL         1-800/321-8563    6:00 a.m. to 4:00 p.m.
SERVICES
TDD (HEARING          1-800/851-0637    5:30 a.m. to 5:00 p.m.
IMPAIRED)
AUTOMATED TELEPHONE   1-800/632-2301    (around-the-clock
SYSTEM                1-800/524-4040    access)
                      1-800/527-2020

                                       54



FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.


You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


[Insert FRANKLIN TEMPLETON INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)


2256   Investment Company Act file #811-07288                      157 P 02/07












































FRANKLIN STRATEGIC MORTGAGE PORTFOLIO




STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2007



[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated February 1, 2007, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended September 30, 2006, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R)
 (1-800/342-5236).

CONTENTS


Goal, Strategies and Risks                      2
Officers and Trustees                           17
Fair Valuation and Liquidity                    21
Proxy Voting Policies and Procedures            22
Management and Other Services                   23
Portfolio Transactions                          26
Distributions and Taxes                         27
Organization, Voting Rights
  and Principal Holders                         33
Buying and Selling Shares                       34
The Underwriter                                 40
Performance                                     40
Miscellaneous Information                       43
Description of Ratings                          43




-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------


GOAL, STRATEGIES AND RISKS
-------------------------------------------------------------------------------


Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market.

The Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in an amount up to 20% of its total asset value. The Fund will not purchase additional portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

2. Buy any securities on "margin" or sell any securities "short," except for any delayed-delivery or when-issued securities as described in the prospectus.

3. Lend any funds or other assets, except by the purchase of bonds, debentures, notes, or other debt securities as described in its prospectus; and except that securities of the Fund may be loaned to qualified broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan. Also, the entry into repurchase agreements is not considered a loan for purposes of this restriction.

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of its total assets in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer.

7. Purchase from or sell to the officers and trustees of the Fund, or to any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, trustees or the administrator own beneficially more than one-half of 1% of the securities of such issuer, and all such officers and trustees together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor. (This limitation does not apply to issuers of collateralized mortgage obligations.)

9. Acquire, lease, or hold real estate. (This limitation does not preclude investments in securities collateralized by real estate or interests therein.)

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development program, except the Fund may enter into commodities contracts for hedging purposes. (Futures and related options are not considered to be within the meaning of "commodity contracts, puts, calls, straddles, spreads, or any combination thereof" for purposes of this restriction.)

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940 (the 1940 Act) or other applicable state law, and except in connection with a merger, consolidation, acquisition, or reorganization. To the extent permitted by exemptions which may be granted under the 1940 Act, the Fund may invest in shares of one or more money market funds managed by the manager or its affiliates.

13. Issue senior securities as defined in the 1940 Act, except that this restriction will not prevent the Fund from entering into repurchase agreements or making borrowings, mortgages, and pledges as permitted by restriction 1 above.


NON-FUNDAMENTAL INVESTMENT POLICIES


It is the Fund's present policy not to invest in warrants.

Under normal market conditions, the Fund invests at least 80% of its net assets in mortgage securities. Net assets for this 80% policy include the amount of borrowings for investment purposes.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

ASSET-BACKED SECURITIES The Fund may invest in asset-backed securities, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, may include receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases and other assets. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which the Fund may invest. In general, asset-backed securities contain shorter maturities than bonds or mortgage loans. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. The payment rate may be affected by various economic and other factors. Therefore, the yield may be difficult to predict, and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Asset-backed securities entail certain risks not presented by mortgage-backed securities, as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on the underlying assets to make payments, asset-backed securities may contain elements of credit support. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses from the default by an obligor on the underlying assets. Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor enhances the likelihood of payments of the obligations on at least some of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of these approaches. The Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in the securities.

BANK DEPOSITS The Fund may invest in time and savings deposits (including fixed- or adjustable-rate certificates of deposit) in commercial or savings banks or in institutions whose accounts are insured by the Federal Deposit Insurance Corporation. The Fund's investment in time deposits will not exceed 10% of its total assets.


BORROWING The Fund may not borrow money or mortgage or pledge any of its assets, except that it may borrow from banks for temporary or emergency purposes up to 20% of its total assets and pledge its assets in connection therewith and except to the extent that an uncovered mortgage dollar roll may be considered to be a borrowing. The Fund may not, however, purchase any portfolio securities while borrowings representing more than 5% of its total assets are outstanding. The Fund does not consider the entry into a covered mortgage dollar roll transaction to be a borrowing.


DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, [debentures] and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Fund may invest. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.



At least 65% of the Fund's total assets will be invested in securities rated AAA by Standard & Poor's Ratings Group (S&P(R)) or Fitch, or Aaa by Moody's Investors Services (Moody's), respectively, or, if unrated, will be deemed to be of comparable quality by the manager. As to the remaining 35% of the Fund's assets: (i) at least 20% of the portfolio securities will be rated at least BBB by S&P or Fitch, or Baa by Moody's, respectively, or, if unrated, will be deemed to be of comparable quality by the manager; and, (ii) up to 15% may be invested in securities rated below BBB by S&P or Fitch, or Baa by Moody's, respectively, or, if unrated, will be deemed to be of comparable quality by the manager. In the event the rating of an issue is changed by the ratings service or the security goes into default, the Fund will consider that event in its evaluation of the overall investment merits of that security, but will not necessarily dispose of the security immediately. Please see Description of Ratings for a discussion of the ratings.


FORWARD CURRENCY EXCHANGE TRANSACTIONS In connection with the Fund's investment in foreign securities, it may hold currencies other than the U.S. dollar and enter into forward currency exchange transactions to facilitate settlements and to protect against changes in exchange rates. In a forward currency transaction, the Fund agrees to buy or sell a foreign currency at a set exchange rate. Payment and delivery of the currency occurs on a future date. There is no assurance that these strategies will be successful. The Fund's investment in foreign currencies and forward currency exchange transactions will not exceed 10% of its net assets. The Fund may also enter into futures contracts for currencies as discussed above.

The Fund may enter into forward currency exchange transactions in order (i) to "lock-in" the U.S. dollar price of a security in its portfolio denominated in a foreign currency; (ii) to sell an amount of a foreign currency approximating the value of some or all of its portfolio securities denominated in that foreign currency when the manager believes the foreign currency may decline substantially against the U.S. dollar; or (iii) to buy a foreign currency for a fixed dollar amount when the manager believes the U.S. dollar may substantially decline against that foreign currency.

The value of securities denominated in a foreign currency may change during the time between when a forward transaction is entered into and the time it settles. It is therefore generally not possible to match precisely the forward transaction amount and the value of the securities in the Fund's portfolio denominated in the currency involved. Using a forward currency transaction to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that the Fund can achieve at some future time. The precise projection of short-term currency market movements is not possible and short-term hedging provides a way to fix the dollar value of only a portion of the Fund's foreign securities.

To limit the potential risks of buying currency under forward currency transactions, the Fund will keep cash, cash equivalents, or readily marketable high-grade debt securities equal to the amount of the purchase in a segregated account with its custodian bank to be used to pay for the commitment. The Fund will cover any commitments under these transactions to sell currency by owning the underlying currency or an absolute right to acquire the underlying currency. The segregated account will be marked-to-market daily.

While the Fund may enter into forward currency transactions to reduce currency exchange rate risks, these transactions involve certain other risks. Forward currency exchange transactions may limit the potential gain to the Fund from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into these transactions. Furthermore, there may be imperfect correlation between the Fund's portfolio securities denominated in a particular currency and forward currency transactions entered into by the Fund. This may cause the Fund to sustain losses that will prevent it from achieving a complete hedge or expose it to the risk of foreign exchange loss.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS The Fund may enter into contracts for the purchase or sale for future delivery of debt securities (futures contracts) traded on the U.S. and foreign exchanges. The Fund's obligation under futures contracts (as measured by the net notional value of the Fund's futures contracts) will not exceed 5% of the Fund's assets. Although the Fund has the authority to, it does not presently intend to enter into options to buy or sell futures contracts (options on futures contracts) traded on U.S. and foreign exchanges. Options, futures and options on futures generally are considered to be "derivative securities."


Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to take delivery of the securities. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Generally, the purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. The Fund may use futures contracts to help manage risks relating to interest rates and to cause new cash to be invested in securities markets. To the extent required by Securities and Exchange Commission (SEC) rules, when the Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin") as required by the relevant contract, market, and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay the futures commission merchant an amount equal to such change in value.

The Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goal and legally permissible for the Fund. Prior to investing in any such investment vehicle, the Fund will supplement its Prospectus, if appropriate.


Successful use by the Fund of financial futures and related options will be subject to the manager's ability to gauge correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual securities.


Positions in financial futures and related options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions also could have an adverse impact on the Fund's ability to hedge its securities effectively. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular over-the-counter (OTC) option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer who originally wrote it.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment manager may still not result in a successful transaction.

In addition, futures contracts entail the risk that the Fund's overall performance may be poorer than if it had not entered into any futures contract if the manager's judgment about the general direction of interest rates is incorrect. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio, and instead of interest rates decrease, the Fund will lose part or all of the benefit of the increased value of the hedged bonds because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Generally, the Fund's sales of futures contracts and purchases of put options on futures contracts will be to protect its investments against declines in value. The Fund expects that it will normally purchase securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of these positions without a corresponding purchase of securities.

ILLIQUID SECURITIES The Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them. These securities include, among other things, those with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws), repurchase agreements of more than seven days duration, over-the-counter options and the assets used to cover such options, and other securities which are not readily marketable.

INVERSE FLOATERS The Fund may invest up to 5% of its total assets in inverse floaters. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices. Inverse floaters generally are considered to be "derivative securities."

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of cash) with a value at least equal to 102% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MORTGAGE SECURITIES The Fund may invest in mortgage-backed securities issued or guaranteed by the Ginnie Mae, Fannie Mae and Freddie Mac. The Fund may also invest in mortgage-backed securities issued or guaranteed by foreign governments and private institutions.

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities, nor do they extend to the value of the Fund's shares, which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities, due largely to their prepayment risk.

The Fund may invest in private mortgage securities. Issuers of private mortgage securities are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets the Fund's quality standards. The Fund may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the manager determines that the securities meet the Fund's quality standards.

The mortgage securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS). ARMS, like traditional fixed income mortgage securities, are interests in pools of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. Unlike traditional mortgage securities, the mortgage loans underlying ARMS carry adjustable interest rates that are reset periodically. The interest rates paid on the ARMS in which the Fund may invest are generally readjusted at intervals of one year or less, although ARMS with longer resets such as three, five, seven and ten years are also permissible investments for the Fund.

In a changing interest rate environment, this reset feature acts as a buffer to reduce sharp changes in the ARMS' value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually re-align themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage securities.

As a result, ARMS also have less risk of a decline in value during periods of rising rates than if the Fund invested in more traditional long-term, fixed-rate securities. When interest rates decline, ARMS, like other mortgage securities, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages.

During periods of rising interest rates, this reset lag may result in a lower net asset value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares before the interest rates on the underlying mortgages reset to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage security.

During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to the Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and the Fund may have to reinvest the proceeds from the prepayments at the lower prevailing rates.

In periods of more extreme fluctuation in interest rates, the resulting fluctuation in the value of the ARMS may affect the Fund's net asset value. Also, the Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates.


For certain types of ARMS, the rate of amortization of principal, as well as interest payments on the underlying mortgages that collateralize the ARMS, change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.


Caps and floors limit the maximum amount by which the loan rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the mortgage securities. Since most ARMS in the Fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause the mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS) AND MULTI-CLASS PASS-THROUGHS. The Fund may invest in certain debt obligations that are collateralized by mortgage loans or mortgage pass-through securities. These obligations may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. The Fund may only invest in CMOs or REMICS issued and guaranteed by U.S. government agencies or instrumentalities.

CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by Freddie Mac, Fannie Mae or Ginnie Mae, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.

Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned. The Fund may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as LIBOR. These adjustable rate tranches are known as "floating-rate CMOs." Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

Some of the CMOs in which the Fund may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

To the extent any privately issued CMOs in which the Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since the U.S. government does not guarantee them. The trustees of the trust believe that the risk of loss from an investment in privately issued CMOs is justified by the higher yield the Fund will earn in light of the historic loss experience on these instruments.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the Fund may invest include mortgages backed by Ginnie Maes or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.

CAPS AND FLOORS. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

RESETS. The interest rates paid on ARMS and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Fund may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.


MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll transactions with respect to up to 33% of its gross assets. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.

For each mortgage dollar roll transaction, the Fund will cover the roll by segregating on its books an offsetting cash position or a position of liquid securities of equivalent value. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the mortgage dollar roll contract price.

Successful use of mortgage dollar rolls depends on the manager's ability to gauge correctly interest rates and mortgage prepayments. The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

The Fund intends to enter into mortgage dollar rolls only with high quality government securities dealers and member banks of the Federal Reserve System as approved by the Fund's board of trustees. Although mortgage dollar rolls add leverage to the Fund's portfolio, the Fund does not consider the entry into a covered mortgage dollar roll transaction to be a borrowing for purposes of the Fund's fundamental restrictions.


REVERSE MORTGAGES. The Fund may invest in reverse mortgages, either directly or through investments in mortgage-backed securities. A reverse mortgage is a mortgage loan in which the lender advances in a lump sum or in installments a sum of money based on the age of the borrower, the interest rate at closing, and the equity in the real estate. Generally no payment is due on a reverse mortgage until the borrower no longer owns or occupies the home as his or her principal residence.

There is currently no active market in reverse mortgages, and the Fund accordingly considers any reverse mortgages it may hold to be illiquid. The Fund values reverse mortgages by discounting future cash flows at the market rate for similar collateral. The recorded value of reverse mortgage assets includes significant volatility associated with estimations, and income recognition can vary significantly from reporting period to reporting period.

To the extent the Fund invests directly in reverse mortgages, it may be treated as the successor to the originators of reverse mortgages and involved in arbitration or litigation with borrowers, their heirs or beneficiaries, or other parties. Because reverse mortgages are a relatively new and uncommon product, there can be no assurances about how the courts or arbitrators may apply existing legal principles to the interpretation and enforcement of the terms and conditions of reverse mortgages.

STRIPPED MORTGAGE SECURITIES AND NET INTEREST MARGIN SECURITIES. The Fund may invest in stripped mortgage securities and net interest margin securities, which are derivative mortgage securities. The stripped mortgage-backed securities in which the Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage-backed securities.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P(R) or Moody's, respectively.

Net interest margin (NIM) securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any "excess" interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage-backed securities, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Stripped mortgage-backed securities and NIM securities have greater market volatility than other types of mortgage securities in which the Fund invests and are purchased and sold by institutional investors, such as the Fund, through several investment banking firms acting as brokers or dealers. Some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by the Fund's board of trustees. The board of trustees may, in the future, adopt procedures that would permit the Fund to acquire, hold and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the staff's continued reassessment of this matter, as well as to changing market conditions.

Mortgage loan and home equity loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage and home equity loan securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund's goals, policies and quality standards.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

SWAPS, CAPS AND FLOORS To attempt to protect the value of the Fund's portfolio from interest rate fluctuations, the Fund may enter into various hedging transactions, such as interest rate, mortgage, currency and credit default swaps and the purchase or sale of interest rate caps and floors. The Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to shorten the effective duration of its portfolio investments. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors it does not own. Interest rate, mortgage, currency and credit default swaps, caps and floors generally are considered to be "derivative securities."

Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyers (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments (swap transaction). The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. In some cases, for example, currency swaps, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations (or rights) under a swap agreement on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis. To limit potential leveraging of the Fund's portfolio, the Fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent the Fund enters into swap agreements for good faith hedging purposes and the Fund's swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund's segregated assets procedures. The manager and the Fund believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

The risk of loss to the Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk of the inability or refusal to perform such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The manager will approve a counterparty for a swap agreement of the Fund only if the manager deems the counterparty to be creditworthy under the Fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the Fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

INTEREST RATE SWAPS, CAPS AND FLOORS. An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The Fund will generally enter into interest rate swap agreements on a net basis. The obligations to make repayment of principal on the underlying securities are not exchanged. Similarly, the right to receive such repayment of principal is not transferred. In addition, interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

MORTGAGE SWAPS. A specific type of interest rate swap in which the Fund may invest is a mortgage swap. In a mortgage swap, cash flows based on a group of Government National Mortgage Association ("Ginnie Mae") mortgage pools are exchanged for cash flows based on a floating interest rate. The return on a mortgage swap is affected by changes in interest rates, which affect the prepayment rate of the underlying mortgages upon which the mortgage swap is based.

CURRENCY SWAPS. A currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange by the Fund with another party of the right to receive a foreign currency (paid from the Fund's investment denominated in the foreign currency) for the right to receive U.S. dollars. Currency swaps sometimes involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. In such a situation, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund's swap transactions or cause the Fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Also, the use of currency transactions could cause the Fund losses due to the inability of foreign securities transactions to be completed. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

CREDIT DEFAULT SWAPS. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation, such as an asset-backed or mortgage-backed security. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in the agreement. If the Fund is the seller and a credit event occurs, the Fund typically would pay the contingent payment to the buyer. The contingent payment may be a cash settlement or the physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a seller and no credit event occurs, the Fund would receive a fixed rate of income throughout the term of the contract. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs and the Fund is the buyer, the Fund typically receives full notional value for a reference obligation that may have little or no value. Credit default swap agreements are subject to general market risk, liquidity risk and credit risk.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include repurchase agreements, money market securities, and short-term debt securities. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS The Fund may purchase U.S. government obligations (including mortgage-backed securities) on a "when-issued" or "delayed-delivery" basis. These transactions are arrangements under which the Fund purchases securities which have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally in 30 to 45 days. Purchases of U.S. government securities on a when-issued or delayed-delivery basis are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund generally will buy U.S. government securities on a when-issued basis with the intention of holding such securities, it may sell them before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed-delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment goal and policies, and not for the purpose of investment leverage. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed-delivery basis generally do not earn interest until their scheduled delivery date. Entering into a when-issued or delayed-delivery transaction is a form of leverage that may exacerbate changes in net asset value per share. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued purchase obligations.


POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other portfolio holdings information, such as the Fund's top 10 holdings, may be released monthly on the Fund's website, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the holding is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the head of Global Investment Adviser Compliance (or his/her designee).

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's chief compliance officer or his/her designee, following a request submitted in writing. The chief compliance officer will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose that is served as a result of the exception.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators, including rating agencies, fund rating/ranking services and other data providers; service providers to the Fund; shareholders of a fund to whom such fund has determined to process a redemption request in-kind based upon a determination by the Fund's portfolio manager and the Fund's Chief Compliance Officer (or his/her designee) that such redemption in-kind is in the best interests of the redeeming fund and its remaining shareholders; provided, however, that the portfolio holdings information so released in advance of the actual delivery of the redemption proceeds is limited to only that information reasonably necessary to allow the shareholder to prepare for receipt of the in-kind redemption proceeds; municipal securities brokers using the Investor Tools product; and certain entities approved by the Fund's Chief Compliance Officer (or his/her designee) on a case-by-case basis, in limited circumstances, including where the release of such information is required by foreign law or regulation (in these situations, the recipient will be requested to execute a non-disclosure agreement).

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

o     Bloomberg, Capital Access, CDA (Thomson Financial), FactSet,
      Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Management Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end

o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; BROKERAGE ANALYTICAL SERVICES: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received until such information either is released to the public or the release is otherwise approved by the head of Global Compliance (or his/her designee) or the Fund's Chief Compliance Officer (or his/her designee);
o The recipient agrees not to trade on the non-public information received; and
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Fund.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Fund's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Fund. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will report to the board on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Mortgage Portfolio (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS


-----------------------------------------------------------------
                                     NUMBER
                                     OF
                                     PORTFOLIOS
                                     IN FUND
                                     COMPLEX
NAME, YEAR                 LENGTH    OVERSEEN        OTHER
OF BIRTH AND               OF TIME   BY BOARD    DIRECTORSHIPS
ADDRESS       POSITION     SERVED    MEMBER*         HELD
-----------------------------------------------------------------
Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (1932)              1992                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
Edith E.      Trustee      Since     143       Director, Hess
Holiday                    2003                Corporation
(1952)                                         (formerly,
One Franklin                                   Amerada Hess
Parkway                                        Corporation)
San Mateo,                                     (exploration and
CA 94403-1906                                  refining of oil
                                               and gas), H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad) and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Frank W.T.    Trustee      Since     116       Director, Center
LaHaye (1929)              1992                for Creative
One Franklin                                   Land Recycling
Parkway                                        (redevelopment).
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
                                     NUMBER
                                     OF
                                     PORTFOLIOS
                                     IN FUND
                                     COMPLEX
NAME, YEAR                 LENGTH    OVERSEEN           OTHER
OF BIRTH AND               OF TIME   BY BOARD       DIRECTORSHIPS
ADDRESS       POSITION     SERVED    MEMBER*            HELD
-----------------------------------------------------------------
**Charles B.  Trustee and  Trustee   142                None
Johnson       Chairman of  since
(1933)        the Board    1992 and
One Franklin               Chairman
Parkway                    of the
San Mateo,                 Board
CA 94403-1906              since
                           1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Trustee,     Trustee   126                None
Johnson, Jr.  President    since
(1940)        and Chief    1992,
One Franklin  Executive    President
Parkway       Officer      since
San Mateo,    -Investment  1993 and
CA 94403-1906 Management   Chief
                           Executive
                           Officer
                           -
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief        Chief      Not               Not
Davis         Compliance   Compliance Applicable        Applicable
(1952)        Officer and  Officer
One Franklin  Vice         since
Parkway       President -  2004 and
San Mateo,    AML          Vice
CA 94403-1906 Compliance   President
                           - AML
                           Compliance
                           since
                           February
                           2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment
companies  in  Franklin  Templeton  Investments;   and  FORMERLY,   Director  of
Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura         Treasurer    Since     Not                Not
Fergerson                  2004      Applicable         Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not               Not
Gambill       President     2002      Applicable        Applicable
(1947)        and Chief
500 East      Executive
Broward       Officer
Blvd.         -Finance and
Suite 2100    Administration
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not                Not
Goss (1947)   President    2000      Applicable         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton
Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not                Not
Green (1947)  President    2000      Applicable         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; Vice President, Templeton Global Advisors Limited and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Karen L.      Vice         Vice      Not                Not
Skidmore      President    President Applicable         Applicable
(1952)        and          since
One Franklin  Secretary    March
Parkway                    2006
San Mateo,                 and
CA 94403-1906              Secretary
                           since
                           April
                           2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and officer of 30 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Craig S.      Vice         Since     Not                Not
Tyle (1960)   President    2005      Applicable         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------
Galen G.      Chief        Since     Not                Not
Vetter (1951) Financial    2004      Applicable         Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.
Note 2: Prior to December 1, 2006, Harmon E. Burns, S. Joseph Fortunato and Gordon S. Macklin each ceased to be a trustee of the Trust.

The Fund pays noninterested board members $820 per quarter plus $500 per meeting attended. Noninterested board members also received a flat fee of $5,000 per year as a general retainer, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Frank W.T. LaHaye who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the other funds in Franklin Templeton Investments are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Fund and by Franklin Templeton Investments.


                                         TOTAL FEES     NUMBER OF BOARDS
                                         RECEIVED FROM  IN FRANKLIN
                     TOTAL FEES          FRANKLIN       TEMPLETON
                     RECEIVED            TEMPLETON      INVESTMENTS ON
                     FROM THE FUND(1)    INVESTMENTS(2) WHICH EACH
NAME                   ($)                 ($)          SERVES(3)
------------------------------------------------------------------------
Harris J. Ashton         4,049           409,510             41
S. Joseph                3,434           292,948             N/A
Fortunato(4)
Edith E. Holiday         4,046           422,501             42
Frank W.T. LaHaye        4,645           225,560             25
Gordon S. Macklin(5)     4,035           302,820             N/A
------------------------------------------------------------------------

1. For the fiscal year ended September 30, 2006.
2. Estimated, for the calendar year ended December 31, 2006.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Retired, September 5, 2006.
5. Retired, September 12, 2006.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the estimated dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2006.

INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------
                                                AGGREGATE DOLLAR
                                                RANGE OF EQUITY
                                                SECURITIES IN ALL
                                                FUNDS OVERSEEN BY
                                                THE BOARD MEMBER IN
                          DOLLAR RANGE OF       THE FRANKLIN
                          EQUITY SECURITIES IN  TEMPLETON FUND
NAME OF BOARD MEMBER      THE FUND              COMPLEX
-------------------------------------------------------------------
Harris J. Ashton               None              Over $100,000
-------------------------------------------------------------------
Edith E. Holiday               None              Over $100,000
-------------------------------------------------------------------
Frank W. T. LaHaye         $1 -$10,000           Over $100,000
-------------------------------------------------------------------

INTERESTED BOARD MEMBERS
-------------------------------------------------------------------
                                                AGGREGATE DOLLAR
                                                RANGE OF EQUITY
                                                SECURITIES IN ALL
                                                FUNDS OVERSEEN BY
                                                THE BOARD MEMBER IN
                          DOLLAR RANGE OF       THE FRANKLIN
                          EQUITY SECURITIES IN  TEMPLETON FUND
NAME OF BOARD MEMBER      THE FUND              COMPLEX
-------------------------------------------------------------------
Charles B. Johnson             None              Over $100,000
-------------------------------------------------------------------
Rupert H. Johnson, Jr.         None              Over $100,000
-------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust:
Harris J. Ashton, Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust:
Harris J. Ashton, Edith E. Holiday and Frank W.T. LaHaye.


The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.


During the fiscal year ended September 30, 2006, the Audit Committee met five times and the Nominating Committee met eight times.


FAIR VALUATION AND LIQUIDITY
-------------------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------


The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.


BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.


MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.


CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.


The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2005, and ending June 30, 2006.



MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

MANAGEMENT FEES The Fund pays the manager a fee equal to an annual rate of:

o  40/100 of 1% of the value of net assets up to and including $250 million;
o 38/100 of 1% of the value of net assets over $250 million and not over $500 million; and
o  36/100 of 1% of the value of net assets in excess of $500 million.

The fee is calculated daily and paid monthly according to the terms of the management agreement.

For the last three fiscal years ended September 30, the Fund paid the following management fees:


              MANAGEMENT FEES PAID ($)(1)
    --------------------------------------
    2006               1,238,271
    2005               1,455,855
    2004               1,506,812

1. For the fiscal years ended September 30, 2006, 2005 and 2004, management fees, before any reduction, totaled $1,269,864, $1,493,641, and $1,549,670, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investments in a Franklin Templeton money fund, the fund paid the management fees shown.


PORTFOLIO MANAGERS This section reflects information about the portfolio managers as of September 30, 2006.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

---------------------------------------------------------------------
Name   Number     Assets     Number of  Assets     Number     Assets
       of Other   of Other   Other      of Other   of         of
       Registered Registered Pooled     Pooled     Other      Other
       Investment Investment Investment Investment Accounts   Accounts
       Companies  Companies  Vehicles   Vehicles   Managed(1) Managed
       Managed    Managed    Managed(1) Managed               (x $1
                  (x $1                 (x $1                 million)(1)
                  million)              million)(1)
---------------------------------------------------------------------
Roger     5          7,436.1      4       4,015.8     0       N/A
Bayston
---------------------------------------------------------------------
Paul      5          7,914.6      1        80.3       0       N/A
Varunok
---------------------------------------------------------------------
David     1           695.5       0         N/A       0       N/A
Yuen
---------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.


Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.


CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.


Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

      o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

      o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.


      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of September 30, 2006 (such amounts may change from time to time):


      -----------------------------------------
      Portfolio Manager  Dollar Range of Fund
                         Shares Beneficially
                                Owned
      -----------------------------------------
      Roger Bayston           $1-10,000
      -----------------------------------------
      Paul Varunok               None
      -----------------------------------------
      David Yuen                 None
      -----------------------------------------


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion;
  and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended September 30, the manager paid FT Services the following administration fees:


             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2006                              463,465
 2005                              543,121
 2004                              561,440


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


During the last two fiscal years ended September 30, 2006 and 2005, the Fund paid $6,000 and $10,710 in brokerage commissions, respectively. During the fiscal year ended September 30, 2004, the Fund did not pay any brokerage commissions.

As of September 30, 2006, the Fund owned the following securities of its regular broker-dealers:

----------------------------------------------------------------------

                                        VALUE OF SECURITIES OWNED IN THE
            SECURITIES                  AGGREGATE AT ($)
----------------------------------------------------------------------
J.P. Morgan Securities Inc.                                  4,379,000
----------------------------------------------------------------------
Merrill Lynch Government                                      425,000
Securities Inc.
----------------------------------------------------------------------
Morgan Stanley & Co., Inc.                                  6,054,000
----------------------------------------------------------------------
RBS Greenwich Capital                                       5,006,000
----------------------------------------------------------------------

Except as noted, the Fund did not own securities issued by its regular broker-dealers as of the end of the fiscal year.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to nonresident alien withholding for most non-U.S. investors. See the section on "Non-U.S. investors" for more information on interest-related and short-term capital gain dividends.


DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.


Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar years 2008 through 2010 is further reduced from 5% to 0%. These reduced rates of taxation of capital gain dividends and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

RETURNS OF CAPITAL If the Fund's distributions exceed its taxable income and realized capital gains for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis that you have in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES The next two paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by the Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. If you are a non-U.S. investor, the Fund may also designate and distribute to you as an interest-related or short-term capital gain dividend, a percentage of income that may not be equal to the actual amount of each of these types of income earned during the period of your investment in the Fund. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS


REQUIRED DISTRIBUTIONS. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:


o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


TAX REPORTING FOR INCOME AND EXCISE TAX YEARS. Because the periods for measuring a regulated investment company's income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund's fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. Accordingly, the Fund is permitted to elect to treat its realized capital loss (its "post-October loss") as occurring on the first day of its next fiscal year. Because these rules are not entirely clear, the Fund may be required to interpret the post-October loss and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund's reporting of income and its allocation between different taxable and excise tax years may be challenged by the Internal Revenue Service (IRS), possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


TAX CERTIFICATION AND BACKUP WITHHOLDING Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. residents and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct Social Security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS."


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

In general, income dividends from dividends received by the Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.


After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because the Fund currently has a substantial percentage of its investment assets in debt securities, it is anticipated that this percentage of qualified dividend income will be small or none.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act and that have been recently extended by the 2005 Tax Increase Prevention and Reconciliation Act (2005 Tax Act) are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If the 2003 Tax Act changes as extended in 2005 do sunset in 2010, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,


DERIVATIVES. The Fund is permitted to invest in certain derivative contracts, including options, futures, forwards or foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

SECURITIES LENDING TRANSACTIONS. The Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

TAX STRADDLES. The Fund's investment in options, futures, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If the Fund's invests in these securities, or if its risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities in a spread, collar, straddle or similar type of transaction, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

STRUCTURED INVESTMENTS. The Fund is permitted to invest in instruments that are designed to restructure the investment characteristics of particular groups of securities. For example, the Fund is permitted to invest in swap contracts that are designed to give the holder a specific return (on a net basis) that would otherwise be payable in the case of a traditional security. Swap contracts can also involve exchanges in fixed and variable interest rates, foreign currencies or baskets of securities that mimic certain other securities or indices. The Fund may also enter into certain hedging transactions (including puts, caps and floors) that are either part of a swap contract or entered into separately to adjust the burdens or benefits of the ownership of underlying securities. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

CREDIT-LINKED SECURITIES. The Fund may enter into credit-linked securities including debt securities represented by an interest in or collateralized by one or more corporate debt obligations, or into credit default swap agreements. The rules governing the tax aspects of credit-linked securities that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Fund intends to account for such transactions in a manner that it deems to be appropriate, the IRS might not accept such treatment, and may require the Fund to modify its treatment of these investments. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. These obligations may not pay current interest, but may be subject to tax rules that require the Fund to currently accrue income for tax reporting, and then distribute that income to Fund shareholders to meet its fund qualification and excise tax distribution requirements. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.


EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.


TAX-EXEMPT SHAREHOLDERS

EXCESS INCLUSION INCOME OF CERTAIN TAX-EXEMPT SHAREHOLDERS FROM AN INVESTMENT BY THE FUND IN REITS AND REMIC RESIDUAL INTERESTS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax exempt shareholder could realize UBTI by virtue of its investment in the Fund if: (i) the Fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in a REIT that holds a REMIC residual interest (income that is attributable to these residual interests is referred to in the Code as an "excess inclusion income") or (ii) shares in the Fund constitute debt-financed property in the hands of the tax exempt shareholder within the meaning of Code Section 514(b). In addition, if a REIT, that issues debt securities with more than one maturity, owns a "taxable mortgage pool" within the meaning of Code Section 7701(i) as a portion of the REIT's assets, or as a REIT subsidiary, then a portion of the REIT's income may be treated as if it were an excess inclusion from a REMIC. This income generally is required to be allocated by the Fund to you in proportion to the dividends paid to you with the same tax consequences as if you received the excess inclusion income directly. If you are a tax-exempt shareholder, this excess inclusion income may have a tax consequence to you as discussed below.

Under guidance recently issued by the IRS, the Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by a "disqualified organization." Disqualified organizations generally include certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on their unrelated business taxable income. To the extent that Fund shares owned by a disqualified organization are held in record name by a broker-dealer or other nominee, the broker-dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker-dealer or other nominee on behalf of the disqualified organization. The Fund expects that disqualified organizations will own their shares and will not themselves be pass-through entities. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the Investment Company Act of 1940, as amended, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, the Fund must report excess inclusion income to shareholders in two cases:

o If the excess inclusion income received by the Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

o If the Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Any excess inclusion income realized by the Fund and allocated to shareholders under these rules cannot be offset by net operating losses of the shareholders. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as unrelated business taxable income under the Code. Charitable reminder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of the Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund's income may be considered excess inclusion income.

Compliance with these requirements will require the Fund to obtain significant cooperation from any REITs in which it invests. There is no guarantee that the Fund will receive the information that it needs to implement these requirements and report any excess inclusion income to you on a timely basis. The Fund will use its best efforts to meet these requirements, and through the Investment Company Institute, will seek additional guidance from the IRS and the cooperation of REITs in providing excess inclusion income information on a timely basis.

Tax-exempt shareholders should talk to their tax advisors about the implications of these rules on their separate tax situations.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

CAPITAL GAIN DISTRIBUTIONS AND SHORT-TERM CAPITAL GAIN DIVIDENDS. Dividends designated by the Fund as either (i) a capital gain distribution from long-term capital gains, or (ii) a short-term capital gain dividend (other than long- or short-term capital gains realized on disposition of U.S. real property interests
- see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

INTEREST-RELATED DIVIDENDS. Interest-related dividends designated and paid by the Fund from qualified net interest income are not subject to U.S. withholding tax. The Fund's qualified net interest income equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: i) bank deposit interest, ii) short-term original discount, iii) interest (including original issue discount, market discount and acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

LIMITATIONS ON TAX REPORTING FOR INTEREST-RELATED DIVIDENDS AND SHORT-TERM CAPITAL GAIN DIVIDENDS FOR NON-U.S. INVESTORS. It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When the Fund has designated interest-related or short-term capital gain dividends, this information will be available on-line at FranklinTempleton.com (under the Fund's Tax Information) or through a Customer Service Representative at Franklin Templeton Investments at 1-800/DIAL BEN.

OTHER INCOME DIVIDENDS AND EFFECTIVELY CONNECTED INCOME. Income dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax at a 30% or lower treaty rate. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

U.S. ESTATE TAX. The Code also provides for a partial exemption from U.S. estate tax for shares in the Fund held by an estate of a nonresident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are scheduled to sunset FOR THIS FUND on September 30, 2008. The provisions creating a partial exemption from U.S. estate tax are scheduled to sunset on December 31, 2007. Unless these rules are extended or made permanent before the sunset provisions become effective, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive, and will no longer be eligible for a reduction in their U.S. estate tax.

TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

INVESTMENT IN U.S. REAL PROPERTY. The Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment Trusts (REITs). The sale of a U.S. real property interest by the Fund, or by a REIT or U.S. real property holding corporation in which the Fund invests, may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) if all of the following requirements are met:

o The RIC is classified as a qualified investment entity. A "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and

o you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution,

If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

Because the Fund expects to invest less than 50% of its assets at all times, directly and indirectly, in U.S. real property interests, it does not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding.


U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in the Fund. You should consult your personal tax advisor for advice on these consequences.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a diversified series of Franklin Strategic Mortgage Portfolio (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on September 23, 1992, and is registered with the SEC.


Certain funds in Franklin Templeton Investments offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure is similar to those of Class A shares, shares of the Fund are considered Class A shares for redemption, exchange and other purposes.


The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of January 3, 2007 the principal shareholders of the Fund, beneficial or of record, were:

     NAME AND ADDRESS                PERCENTAGE (%)
     -------------------------------------------------
     Conservative Target Fund
     F/T Fund Allocator
     One Franklin Parkway
     San Mateo, CA 94404-4001             7.76
     Moderate Target Fund
     F/T Allocator
     One Franklin Parkway
     San Mateo, CA 94404-4001             13.71


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of January 3, 2007, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.


INITIAL SALES CHARGES The maximum initial sales charge is 4.25%. The initial sales charge may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.


LETTER OF INTENT (LOI). You may buy shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:


o You authorize Distributors to reserve approximately 5% of your total intended purchase in shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.


After you file your LOI with the Fund, you may buy shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted toward the completion of the LOI. Any redemptions you make during the 13-month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.


If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.


For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Fund shares may be purchased without an initial sales charge by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders of another Franklin Templeton fund who chose to reinvest their distributions in shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.


WAIVERS FOR CERTAIN INVESTORS. The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, and full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then current policies.

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o  Assets held in accounts managed by a subsidiary of Franklin Resources,
   Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust.

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets

o Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares.


RETIREMENT PLANS. Class A shares at NAV are available for:

o  Employer Sponsored Retirement Plans with assets of $1 million or more; or

o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA". An IRA is a Common Platform IRA if (i) the IRA custodian or recordkeeper, or one of its affiliates, is the recordkeeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or

o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $100,000           2.0
$100,000 but less than $400,000          1.0
$400,000 or more                         0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.


In addition to the sales charge payments described above, Distributors and/or its non-fund affiliates may make the following additional payments out of their own assets to securities dealers that sell shares of Franklin Templeton funds:


MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.


As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of NASD member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2006:

Advantage Capital Corporation, AG Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, AmSouth Investment Services, Inc., Associated Securities Corp., AXA Advisors LLC, BNY Investment Center Inc., Cadaret Grant & Co. Inc., Cambridge Investment Research Inc., Chase Investment Services Corp., Citicorp Investment Services, Comerica Securities Inc., Commerce Brokerage, Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, Edward Jones, Fidelity Investments Institutional Services Company, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, IFMG Securities, Inc., ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Legend Equities Group, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley, Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., Piper Jaffray & Co., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UnionBanc Investment Services, U.S. Bancorp Investments, Inc., United Planners Financial Services, UVEST Investment Services, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., Wells Fargo Investments, LLC, WM Financial Services, Inc.


Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended September 30:



                                                AMOUNT RECEIVED IN
           TOTAL                                CONNECTION WITH
           COMMISSIONS     AMOUNT RETAINED BY   REDEMPTIONS AND
           RECEIVED ($)    DISTRIBUTORS ($)     REPURCHASES ($)
 --------------------------------------------------------------------
 2006             199,924              25,976                  6,804
 2005             672,654              88,849                  2,854
 2004             747,319              89,312                  4,897


PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares, and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended September 30, 2006, were:


                1 YEAR (%)  5 YEARS (%)   10 YEARS (%)

-----------------------------------------------------
                 -0.66      3.49          5.80


The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that, the maximum initial sales charge, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended September 30, 2006, were:


                1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------
                   -2.42              1.39              3.33


The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ATV
                                             D

where:

P   =    a hypothetical initial payment of $1,000
T   =    average annual total return (after taxes on distributions)
n   =    number of years
ATV =    ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that, the maximum initial sales charge, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended September 30, 2006, were:


                1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------
                   -0.46              1.71              3.41


The following SEC formula was used to calculate these figures:

                                      n
                                P(1+T) = ATV
                                            DR

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on distributions and redemptions)
n    =     number of years
ATV  =     ending value of a hypothetical $1,000 payment made at the
   DR beginning of each period at the end of each period, after taxes on fund distributions and redemption


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated below. The cumulative total returns for the indicated periods ended September 30, 2006, were:


                1 YEAR (%)  5 YEARS (%)   10 YEARS (%)
-----------------------------------------------------
                 -0.66      18.70         75.79

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the 30-day period ended September 30, 2006, was 4.45%.


The following SEC formula was used to calculate this figure:

                          Yield = 2 [(A-B + 1)(6) - 1]
                                      cd

where:

a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended September 30, 2006, was 4.99%.


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $552 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 110 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.


DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE OBLIGATION RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.














































































                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
                              File Nos. 033-53414 &
                                    811-07288

                                     PART C
                                OTHER INFORMATION

ITEM 23.   EXHIBITS

           The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

           (a)  Agreement and Declaration of Trust

                (i) Certificate of Trust of Franklin Strategic Mortgage Portfolio dated September 23, 1992
                     Filing: Post-Effective Amendment No. 4 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: November 30, 1995

                (ii) Agreement and Declaration of Trust of Franklin Strategic
                     Mortgage Portfolio dated September 23, 1992
                     Filing: Post-Effective Amendment No. 4 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: November 30, 1995

           (b)  By-laws

                (i)  By-Laws
                     Filing: Post-Effective Amendment No. 4 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: November 30, 1995

                (ii) Amendment to By-Laws dated April 19, 1994
                     Filing: Post-Effective Amendment No. 4 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: November 30, 1995

               (iii) Amendment dated October 10, 2004 to the By-Laws
                     Filing: Post-Effective Amendment No. 13 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: November 29, 2004

                (iv) Amendment dated May 12, 2004 to the By-Laws
                     Filing: Post-Effective Amendment No. 13 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: November 29, 2004

                 (v) Amendment dated September 12, 2006 to the By-Laws

           (c)  Instruments Defining Rights of Security Holders

                Not Applicable

           (d)  Investment Advisory Contracts

                (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated February 26, 1998
                     Filing: Post-Effective Amendment No. 7 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: November 30, 1998

           (e)  Underwriting Contracts

                (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc., dated April 23, 1995
                     Filing: Post-Effective Amendment No. 4 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: November 30, 1995

                (ii) Amendment dated January 12, 1999 of Amended and Restated
                     Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc.
                     dated April 23, 1995
                     Filing: Post-Effective Amendment No. 9 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: January 30, 2001

               (iii) Forms of Dealer Agreements between Franklin/Templeton
                     Distributors, Inc., and Securities Dealers dated November 1, 2003
                     Filing: Post-Effective Amendment No. 13 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: November 29, 2004

           (f)  Bonus or Profit Sharing Contracts

                Not Applicable

           (g)  Custodian Agreements

                (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                     Filing: Post-Effective Amendment No. 5 to
                     Registration on Form N-1A
                     File No. 33-53414
                     Filing Date: January 30, 1997

                (ii) Amendment dated May 7, 1997 to the Master Custody
                     Agreement dated February 16, 1996 between
                     Registrant and Bank of New York
                     Filing: Post-Effective Amendment No. 6 to
                     Registration on Form N-1A
                     File No. 33-53414
                     Filing Date: January 28, 1998

               (iii) Amendment dated February 27, 1998, to the
                     Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                     Filing: Post-Effective Amendment No. 7 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: November 30, 1998

                (iv) Amendment dated November 2, 2006, to Exhibit A of the
                     Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

                 (v) Amended and Restated Foreign Custody Manager
                     Agreement between the Registrant and Bank of New York made as of May 16, 2001
                     Filing: Post-Effective Amendment No. 10 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: January 29, 2002

                (vi) Amendment dated November 2, 2006 to Schedule 1 of the
                     Foreign Custody Manager Agreement

               (vii) Amendment dated October 16, 2006 to Schedule 2 of the
                     Foreign Custody Manager Agreement

              (viii) Terminal Link Agreement between Registrant
                     and Bank of New York dated February 16, 1996
                     Filing: Post-Effective Amendment No. 5 to
                     Registration on Form N-1A
                     File No. 33-53414
                     Filing Date: January 30, 1997

           (h)  Other Material Contracts

                (i) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin
                     Advisers, Inc. and Franklin Templeton Services, LLC
                     Filing: Post-Effective Amendment No. 9 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: January 30, 2001

           (i)  Legal Opinion

                (i)  Opinion and Consent of Counsel dated November 20, 1998
                     Filing: Post-Effective Amendment No. 7 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: November 30, 1998

           (j)  Other Opinions

                (i)  Consent of Independent Registered Public Accounting Firm

           (k)  Omitted Financial Statements

                Not Applicable

           (l)  Initial Capital Agreements

                (i)  Letter of Understanding dated January 25, 1993.
                     Filing: Post-Effective Amendment No. 11 to
                     Registration Statement on Form N-1A
                     File No. 33-53414
                     Filing Date: January 30, 2002

           (m)  Rule 12b-1 Plan

                Not Applicable

           (n)  Rule 18f-3 Plan

                Not Applicable

           (p)  Code of Ethics

                (i) Code of Ethics dated May 2006

           (q)  Power of Attorney

(i) Power of Attorney dated October 17, 2006

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
           FUND

           None

ITEM 25.  INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the By-Laws and the Management and Distribution Agreements, previously filed as exhibits and incorporated herein by reference.

Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided by such By-Laws.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's manager, also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Mutual Recovery Fund
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31
(a) of the 1940 Act are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder services agent, Franklin Templeton Investors Services, LLC, at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258.

ITEM 29.   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.   UNDERTAKINGS

           Not Applicable

                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 25th day of January, 2007.


                           FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
                           (Registrant)

                           By: /s/ David P. Goss
                               David P. Goss
                               Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*                 Trustee and Chief Executive
-----------------------                 Officer - Investment Management
Rupert H. Johnson, Jr.                  Dated: January 25, 2007


JIMMY D. GAMBILL*                       Chief Executive Officer -
-----------------                       Finance and Administration
Jimmy D. Gambill                        Dated: January 25, 2007


GALEN VETTER*                           Chief Financial Officer
-------------                           Dated: January 25, 2007
Galen Vetter

HARRIS J. ASHTON*                       Trustee
-----------------                       Dated: January 25, 2007
Harris J. Ashton

EDITH E. HOLIDAY*                       Trustee
-----------------                       Dated: January 25, 2007
Edith E. Holiday

CHARLES B. JOHNSON*                     Trustee
-------------------                     Dated: January 25, 2007
Charles B. Johnson

FRANK W.T. LAHAYE*                      Trustee
------------------                      Dated: January 25, 2007
Frank W. T. LaHaye


*By    /s/ David P. Goss
      ------------------------------
      David P. Goss, Attorney-in-Fact
      (pursuant to Power of Attorney filed herewith)

                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
                             REGISTRATION STATEMENT

                                 EXHIBITS INDEX

EXHIBIT NO.         DESCRIPTION                            LOCATION

EX-99.(a)(i)        Certificate of Trust of Franklin            *
                    Strategic Mortgage Portfolio dated
                    September 23, 1992

EX-99.(a)(ii)       Agreement and Declaration of Trust          *
                    of Franklin Strategic Mortgage Portfolio dated September 23, 1992

EX-99.(b)(i)        By-Laws                                     *

EX-99.(b)(ii)       Amendment to By-Laws dated April 19, 1994   *

EX-99.(b)(iii)      Amendment dated October 10, 2002 to         *
                    the By-Laws

EX-99.(b)(iv)       Amendment dated May 12, 2004 to the By-Laws *

EX-99.(b)(v)        Amendment dated September 12, 2006          Attached
                    to the By-Laws

EX-99.(d)(i)        Management Agreement between                *
                    Registrant and Franklin Advisers, Inc.
                    dated February 26, 1998

EX-99.(e)(i)        Amended and Restated Distribution           *
                    Agreement between Registrant and
                    Franklin/Templeton Distributors, Inc.,
                    dated April 23, 1995

EX-99.(e)(ii)       Amendment dated January 12, 1999 of         *
                    Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton
                    Distributors, Inc. dated April 23, 1995

EX-99.(e)(iii)      Forms of Dealer Agreements between          *
                    Franklin/Templeton Distributors, Inc.,
                    and Securities Dealers
                    dated November 1, 2003

EX-99.(g)(i)        Master Custody Agreement between            *
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(ii)       Amendment dated May 7, 1997 to the          *
                    Master Custody Agreement
                    dated February 16, 1996 between
                    Registrant and Bank of New York

EX-99.(g)(iii)      Amendment dated February 27, 1998,          *
                    to the Master Custody Agreement between
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(iv)       Amendment dated November 2, 2006 to         Attached
                    Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

EX-99.(g)(v)        Amended and Restated Foreign                *
                    Custody Manager Agreement between
                    the Registrant and Bank of New York made as of May 16, 2001

EX-99.(g)(vi)       Amendment dated November 2, 2006 to         Attached
                    Schedule 1 of the Foreign Custody
                    Manager Agreement

EX-99.(g)(vii)      Amendment dated October 16, 2006 to         Attached
                    Schedule 2 of the Foreign Custody
                    Manager Agreement

EX-99.(g)(viii)     Terminal Link Agreement between             *
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(h)(i)        Subcontract for Fund Administrative         *
                    Services dated January 1, 2001 between
                    Franklin Advisers, Inc. and
                    Franklin Templeton Services, LLC

EX-99.(i)(i)        Opinion and Consent of Counsel              *
                    dated November 20, 1998

EX-99.(j)(i)        Consent of Independent Registered           Attached
                    Public Accounting Firm

EX-99.(l)(i)        Letter of Understanding dated               *
                    January 25, 1993

EX-99.(p)(i)        Code of Ethics dated May 2006               Attached

EX-99.(q)(i)        Power of Attorney dated                     Attached
                    October 17, 2006


* Incorporated by reference